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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 19, 2000


                        TICKETMASTER ONLINE-CITYSEARCH, INC.
            -----------------------------------------------------------
               (Exact name of registrant as specified in its charter)


             DELAWARE                  0-25041                      95-4546874
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(State or Other Jurisdiction        (Commission File         (IRS Employer
         of Incorporation)              Number)            Identification No.)


          790 E. COLORADO BOULEVARD, SUITE 200, PASADENA, CALIFORNIA 91101
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          (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code: (626) 405-0050



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ITEM 5.    OTHER EVENTS.

          On October 19, 2000, the Registrant issued a press release announcing its results for the quarter ended September 30, 2000. The full text of the press release, other than (a) the last two sentences of the second paragraph under the heading "Ticketing & Transactions" and (b) all four of the paragraphs under the heading "Outlook", which is set forth in
Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

EXHIBIT NO.                                             DESCRIPTION

99.1                                     Press Release dated October 19, 2000.

ITEM 9.    REGULATION FD DISCLOSURE

           The last two sentences of the second paragraph under the heading "Ticketing & Transactions" and all four of the paragraphs under the heading "Outlook" of the press release, appearing in Exhibit 99.1 hereto, are not filed but are furnished pursuant to Regulation FD.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 19, 2000                   TICKETMASTER ONLINE-CITYSEARCH, INC.



                                          By:/S/ JOHN PLEASANTS
                                             ----------------------------
                                             John Pleasants
                                             Chief Executive Officer





















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INDEX TO EXHIBITS

EXHIBIT NO.                                         DESCRIPTION
-----------                                         -----------

99.1                                     Press Release dated October 19, 2000.






















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